PLEASE FILE THIS PROSPECTUS SUPPLEMENT WITH YOUR RECORDS.


                            STRONG DISCOVERY FUND II
                                 INVESTOR CLASS

                 Supplement to the Prospectus dated May 1, 2003



STRONG DISCOVERY FUND II
Effective immediately, Mr. James M. Leach and Mr. Thomas J. Pence are the Portfolio Co-Managers of the Strong Discovery Fund II. Mr. Leach's biography can be found below, and Mr. Pence's biography can be found on page 3 of the prospectus.

     JAMES M. LEACH co-manages the Discovery Fund II. Mr. Leach has earned the right to use the Chartered Financial Analyst(R) designation. Mr. Leach joined Strong in October 2000. From October 2000 to September 2003 he was a portfolio manager for institutional mid-cap equity accounts. From April 1999 to October 2000, Mr. Leach was responsible for assisting in the portfolio management and research effort for Conseco Capital Management's equity portfolios. Prior to joining Conseco, Mr. Leach was a vice president and equity analyst at Bankers Trust in New York. Mr. Leach received his bachelor's degree in mechanical engineering from the University of
     California at Santa Barbara in 1990 and his master's of business administration degree in finance from New York University's Stern School of Business in 1995.






          The date of this Prospectus Supplement is October 1, 2003.













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